Impact of COVID-19	12 Months Ended
Dec. 31, 2020
Disclosure Of Impact Of C O V I D19 [Abstract]
Impact of COVID-19

NOTE 4. IMPACT OF COVID-19

In March 2020, the COVID-19 outbreak was declared a pandemic by the World Health Organization. Governments worldwide, including those countries in which Precision operates, have enacted emergency measures to combat the spread of the virus. These measures, which include the implementation of travel bans, self-imposed quarantine periods and social distancing, have caused a material disruption to businesses globally resulting in an economic slowdown and decreased demand for oil. Governments and central banks have reacted with significant monetary and fiscal interventions designed to stabilize economic conditions; however, the long-term success of these interventions is not determinable. The current challenging economic climate has had a significant adverse impact on the Corporation including, but not limited to, substantial reductions in revenue and cash flows, increased risk of non-payment of accounts receivable and risk of future impairments of property, plant and equipment and intangible assets.

As a result of the decrease in demand, worldwide inventories of oil have increased significantly. However, voluntary production restraint from national oil companies and governments of oil-producing nations along with curtailments in the U.S. and Canada have shifted global oil markets from a position of over supply to inventory draws. The situation remains dynamic and the ultimate duration and magnitude of the impact on the economy and the financial effect on the Corporation remains unknown at this time. Estimates and judgements made by management in the preparation of these financial statements are increasingly difficult and subject to a higher degree of measurement uncertainty during this volatile period.